School Specialty, Inc.

Fiscal 2014 First Quarter Update
September 19, 2013



Safe Harbor Statement/Non-GAAP Financial Information

Safe Harbor Statement

This presentation contains statements about future financial conditions, results of operations, expectations, plans, or prospects, including the information in the heading "FY14 Financial Outlook", that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "should," "plans," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Annual Report on Form 10-K for the fiscal year ended April 27, 2013, which factors are incorporated herein by reference. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

Non-GAAP Financial Information

The Company adopted fresh start accounting and reporting effective June 11, 2013, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the results of the Successor Company with no beginning retained earnings or accumulated deficit. Any financial statement presentation of the Successor Company represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

Accordingly, this presentation includes non-GAAP financial information that combines GAAP results of the Successor Company for the seven weeks ended July 27, 2013 and GAAP results of the Predecessor Company for the six weeks ended June 11, 2013 and compares the combined results to the Predecessor Company's GAAP results for the three months ended July 28, 2012.

Management believes that the presentation of the combined results offers a useful non-GAAP normalized comparison to GAAP results of the Predecessor Company for the three months ended July 27, 2013.

This presentation also includes a presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is used by management as a measure for judging the company's operating performance and for estimating the company's earnings growth prospects. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income or operating income as determined by GAAP, and our calculation may not be comparable to similarly titled measures reported by other companies.

A reconciliation of the combined results to the most directly comparable GAAP measures and of Adjusted EBITDA to combined net income is included in thisFiscal 2014 First Quarter Update dated September 19, 2013.

School Specialty

Fiscal 2014 – 1Q Corporate Highlights

June 2013

- **Successful emergence from Chapter 11 with new financing and significant new equity investment**
  - New ownership and financing facilities
  - Improved capital position with stronger balance sheet
  - New equity investment in the form of equitization of DIP term loan upon emergence from Chapter 11

July 2013

- **Change in Senior Leadership**
  - Jim Henderson, Chairman, replaces Mike Lavelle and named Interim President and CEO
  - Dave Vander Ploeg, CFO to retire at year-end

August 2013

- **Process Improvement Program Begins**
  - Plans set for Distribution and Curriculum realignment
  - Distribution Center consolidation plans approved; Project Management Office and Steering Committee established

School Specialty

Emergence from Chapter 11 Reorganization

- **Court approved plan of reorganization on May 23, 2013**
- **Completed financial restructuring and emerged from Chapter 11 on June 11, 2013**
- **Company raises $320 million in exit financing**
  - 5-year $175 million Asset Based Loan led by Bank of America, N.A. and SunTrust Bank
  - 6-year $145 million Senior Secured Term Loan led by Credit Suisse Securities (USA) LLC
- **More flexible capital structure in place to fund corporate strategy and operational realignment**
- **Working with vendors to set terms and secure deliveries for customers**
- **New ownership structure – issuance of approximately 1 million shares of new common stock to pre-petition DIP lenders and convertible bondholders**

School Specialty

Changes in Senior Leadership

- **Jim Henderson, Chairman of the Board, replaces Michael Lavelle as Interim President and CEO**
  - Appointed by SSI Board of Directors
  - Significant financial, operational and turnaround expertise
  - Former COO, CFO and CEO of both public and private companies
  - Previously a Managing Director and operating partner of Steel Partners LLC
  - Currently serves as a Director of GenCorp and previously a director with DGT Holdings Corp., SL Industries, Inc., Point Blank Solutions, Inc., Angelica Corporation and WebFinancial Corporation

- **Dave Vander Ploeg, CFO, announces retirement**
  - Vander Ploeg to stay on with company through year-end to support transition

- **Board of Directors has retained Heidrick & Struggles**
  - Comprehensive search for CEO underway to find candidate with the right mix of industry knowledge, distribution expertise and turnaround experience
  - Search for new Board member and CFO to continue following CEO retention

Process Improvement Program Initiated

- Board of Directors has conducted operational assessment with support of Synergetics Worldwide
- Program reviewed and approved – officially commenced in September 2013
- Project Management Office and Steering Committees formed (led by Jim Henderson)
- Intended to drive operational process improvements and customer and supply chain efficiencies
- Expected to positively impact FY14 results without impacting customer-facing initiatives
- Annualized savings anticipated to be between $12-$15 million
  - One-time cash generation expected to be in excess of $20 million, primarily from inventory reduction due to consolidation of DCs
- Expect to launch additional phases in Process Improvement Program as Company reaches project milestones

Fiscal First Quarter Comparisons

Period Ended July 27, 2013 vs. Period Ended July 28, 2012

Consolidated Combined Statement of Operations

In Thousands, Except Per Share Amounts
Unaudited / Non-GAAP

	Successor Company	Predecessor Company	Non-GAAP Combined	Predecessor Company
	Seven Weeks Ended July 27, 2013	Six Weeks Ended June 11, 2013	Three Months Ended July 27, 2013	Three Months Ended July 28, 2012
Revenues	$ 143,499	$ 58,697	$ 202,196	$ 252,139
Cost of revenues	83,741	35,079	118,820	148,542
Gross profit	59,758	23,618	83,376	103,597
Selling, general and administrative expenses	35,867	27,473	63,340	75,116
Bankruptcy related restructuring charges	2,595	-	2,595	-
Operating income	21,296	(3,855)	17,441	28,481
Other expense:				
Interest expense	2,821	3,235	6,056	9,966
Reorganization items, net	1,280	(106,174)	(104,894)	-
Income before provision for income taxes	17,195	99,084	116,279	18,515
Provision for income taxes	252	1,641	1,893	259
Income before income of unconsolidated aff	16,943	97,443	114,386	18,256
Income of unconsolidated affiliate	-	-	-	119
Net income	$ 16,943	$ 97,443	$ 114,386	$ 18,375

School Specialty

Adjusted EBITDA Comparisons

In Thousands, Except Per Share Amounts
Unaudited / Non-GAAP

	Non-GAAP Combined	Predecessor Company
	Three Months Ended July 27, 2013	Three Months Ended July 28, 2012
Adjusted Earnings before interest, taxes, depreciation, amortization, banruptcy-related restructuring and impairment charges (EBITDA) reconciliation:		
Net income	$ 114,386	$ 18,375
Equity in (income)/losses of unconsolidated affiliate	-	(119)
Provision for income taxes	1,893	259
Reorganization items, net	(104,894)	-
Bankruptcy related restructuring costs	2,595	-
Share-based compensation expense	-	119
Depreciation and amortization expense	5,849	7,016
Amortization of development costs	2,396	2,068
Net interest expense	6,056	9,966
Adjusted EBITDA	$ 28,281	$ 37,684

School Specialty

FY14 1Q Results Review

- **Combined revenue of $202.2 million, down $49.9 million or $19.8% YoY**
  - However, additional $22 million of orders received in Q1 were shifted into Q2
  - Order flow and bookings tempo have increased during Q2
  - Q1 revenues were -13% vs. forecast due to issues described above, Q2 revenues expected to be +10% vs. forecast
- **Combined gross profit margins increase 10 basis points to 41.2%**
  - Educational Resources margins increase due to product mix; Accelerated Learning margins decline due to product development costs
- **Combined SG&A of $63.3 million, down $11.8 million or 15.7%**
  - Cost control measures instituted in Q1 drive declines
  - New programs initiated in Q2 intended to drive incremental savings in FY14 and lower fixed cost base in FY15
- **Company records $104.9 million net restructuring gain related to cancellation of indebtedness, offset by reorganization, financing, professional services fee and fresh start accounting**
- **Q1 Adjusted EBITDA of $28.2 million and net income of $114.4 million**
  - Adjusted EBITDA affected by "timing" impact of orders which flowed into Q2

Condensed Consolidated Balance Sheet Comparison

In Thousands, Except Per Share Data

	Successor Company	Predecessor Company	
	July 27, 2013	April 27, 2013	July 28, 2012
ASSETS			
Current assets:			
Cash and cash equivalents	$ 9,787	$ 20,769	$ 5,542
Restricted cash	25,820	26,302	2,708
Accounts receivable, less allowance for doubtful accounts of $2,176, $926 and $2,597, respectively	138,879	58,942	178,293
Inventories	104,868	92,582	112,467
Deferred catalog costs	5,793	8,924	7,773
Prepaid expenses and other current assets	26,667	29,901	11,050
Refundable income taxes	5,334	9,793	3,580
Deferred taxes	-	-	4,797
Total current assets	317,148	247,213	326,210
Property, plant and equipment, net	46,309	39,209	54,238
Goodwill	23,661	-	41,010
Intangible assets, net	47,427	110,306	121,627
Development costs and other	38,042	30,079	40,274
Deferred taxes long-term	51	51	390
Investment in unconsolidated affiliate	715	715	10,019
Total assets	$ 473,353	$ 427,573	$ 593,768

School Specialty

Consolidated Balance Sheet Comparison (Cont'd)

In Thousands, Except Per Share Data

	Successor Company	Predecessor Company	
	July 27, 2013	April 27, 2013	July 28, 2012
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)			
Current liabilities:			
Current maturities - long-term debt	$ 62,229	$ 198,302	$ 79,444
Accounts payable	49,124	22,897	103,099
Accrued compensation	7,597	7,197	10,723
Deferred revenue	2,605	2,237	3,354
Accrued fee for early termination of long-term debt	25,582	25,000	-
Other accrued liabilities	34,467	21,905	26,027
Total current liabilities	181,604	277,538	222,647
Long-term debt - less current maturities	152,932	-	285,508
Other liabilities	925	925	587
Liabilities subject to compromise	-	228,302	-
Total liabilities	335,461	506,765	508,742
Commitments and contingencies			
Stockholders' equity (deficit):			
Predecessor preferred stock, $0.001 par value per share, 1,000,000 shares authorized; none outstanding	-	-	-
Predecessor common stock, $0.001 par value per share, 150,000,000 shares authorized; 24,599,159 and 24,597,856 shares issued, respectively	-	24	24
Predecessor capital in excess of par value		446,232	444,456
Predecessor treasury stock, at cost, 5,420,210 and 5,420,210 shares, respectively	-	(186,637)	(186,637)
Successor preferred stock, $0.001 par value per share, 500,000 shares authorized; none outstanding	-	-	-
Successor common stock, $0.001 par value per share, 2,000,000 shares authorized; 1,000,004 shares outstanding	1	-	-
Successor capital in excess of par value	120,955	-	-
Accumulated other comprehensive income (loss)	(7)	22,381	22,308
Retained earnings (accumulated deficit)	16,943	(361,192)	(195,125)
Total stockholders' equity (deficit)	137,892	(79,192)	85,026
Total liabilities and stockholders' equity (deficit)	$ 473,353	$ 427,573	$ 593,768

School Specialty

Balance Sheet Review

- Recapitalization has de-levered the Company with total debt down by approximately $160 million from year-end and approximately $150 million from Q1 last year
- Successor company assets restated to fair value as of June 11, 2013
- ABL balance of $60.8 million at end of Q1-14 versus $123.4 million at end of Q1-13
  - Expect this to be peak ABL draw in fiscal year 2014
  - Significant availability in excess of ABL balance at quarter end
- Accounts payable balances down $53 million YoY as Company continues efforts to restore trade credit with all vendors
  - Approximately 50% of trade vendors have returned to normal credit terms
  - Prepaid inventory is up approximately $15 million YoY
- Management focused on efforts to unlock "trapped cash" in working capital

School Specialty

Consolidated Statement of Cash Flows

In Thousands, Except Per Share Data

	Successor Company	Predecessor Company	Non-GAAP Combined	Predecessor Company
	Seven Weeks Ended July 27, 2013	Six Weeks Ended June 11, 2013	Three Months Ended July 27, 2013	Three Months Ended July 28, 2012
Cash flows from operating activities:				
Net income	$ 16,943	$ 97,443	$ 114,386	$ 18,375
Adjustments to reconcile net income to net cash provided by operating activities:				
Depreciation and intangible asset amortization expense	2,866	2,983	5,849	7,016
Amortization of development costs	1,478	918	2,396	2,068
Non-cash reorganization items	-	(121,043)	(121,043)	-
Amortization of debt fees and other	392	9	401	3,053
(Income) loss of unconsolidated affiliate	-	-		(119)
Share-based compensation expense	-	-	-	119
Non-cash convertible debt interest expense	-	-		2,222
Changes in current assets and liabilities:				
Accounts receivable	(72,188)	(8,011)	(80,199)	(115,498)
Inventories	(2,182)	(18,255)	(20,437)	(11,966)
Deferred catalog costs	1,377	1,754	3,131	3,964
Prepaid expenses and other current assets	5,010	722	5,732	49
Accounts payable	10,879	11,012	21,891	28,324
Accrued liabilities	(6,067)	12,488	6,421	9,492
Net cash used in operating activities	(41,492)	(19,980)	(61,472)	(52,901)
Cash flows from investing activities:				
Additions to property, plant and equipment	(514)	(243)	(757)	(1,185)
Change in restricted cash	482	-	482	(2,708)
Investment in product development costs	(880)	(463)	(1,343)	(1,718)
Net cash used in investing activities	(912)	(706)	(1,618)	(5,611)
Cash flows from financing activities:				
Proceeds from bank borrowings, net	37,042	7,561	44,603	478,668
Repayment of debt and capital leases	-	(148,619)	(148,619)	(406,623)
Issuance of debt	-	165,924	165,924	-
Payment of debt fees and other	(385)	(9,415)	(9,800)	(8,475)
Net cash provided by financing activities	36,657	15,451	52,108	63,570
Net increase/(decrease) in cash and cash equivalents	(5,747)	(5,235)	(10,982)	5,058
Cash and cash equivalents, beginning of period	15,534	20,769	20,769	484
Cash and cash equivalents, end of period	$ 9,787	$ 15,534	$ 9,787	$ 5,542
Supplemental disclosures of cash flow information:				
Interest paid	$ 2,152	$ 601		$ 4,504
Income taxes paid	$ -	$ -		$ 371

School Specialty

Process Improvement Program

<u>Companywide efficiency driven programs focused on processes</u>

- **Phase I:** **LEAN Process Implementations**
  Product Management and S&OP
  Warehouse and Distribution Center Configuration
  SKU Rationalization

- **Phase II:** **Sales, Marketing and Merchandising Alignment**
  SKU Rationalization (ongoing)
  Customer Care Process Management
  Corporate Consolidation Programs

School Specialty

Operational Updates

- **Distribution Center consolidation**
  - Two distribution centers to be closed by December 2013
  - Company to invest in Mansfield, OH operations with Greenville, WI providing surge capacity
  - Proximity to customers and key suppliers drive moves

- **Exiting of Commercial Printing operations**
  - Sale of Premier Graphics to local company who becomes Print Partner
  - Closing of Hammond and Stephens Print Plant in Salina, KS
  - Transition to outsourced model; resources placed behind sales and brands

- **Companywide realignment**
  - Back-end realignment around Distribution business model
  - Planned integration of Science and Reading groups into Curriculum segment

Expected FY14 cost savings: ***$3-$5 million***
Expected Annualized cost savings: ***$12-$15 million***

FY14 Financial Outlook

- **Net revenues expected to be between $620 - $630 million; Business conditions improving and revenue tracking in line with FY14 plan post-reorganization**
  - Core supplies business expected to exceed forecast for first half and full year of Fiscal '14
- **Gross profit margins to be comparable with prior years**
- **Restructuring charges anticipated to be $12-$14 million**
- **Cap Ex to be approximately $16-17 million (budgeted at $19 million)**
- **EBITDA expected to be $40-$44 million, which includes $2 million of public company costs not originally included in disclosure statement forecast**
  - EBITDA excluding public company costs expected to be in line with disclosure statement forecast
- **Process Improvement Programs expected to reduce FY14 costs by $3-$5 million; anticipate lower fixed costs in FY15; Company expects annualized recurring savings of $12-15 million**
  - Programs to generate one-time cash savings in excess of $20 million

School Specialty

Top Corporate Priorities

- ✓ Stabilize revenue
- ✓ Align organization and footprint to reflect current sales
- ✓ Drive sustainable and improved earnings and cash flow
- ✓ Put a foundation in place for long-term growth

School Specialty

Get Back to Supporting our Trusted Brands

Investor Contacts:

David N. Vander Ploeg
Chief Financial Officer
920.882.5854
david.vanderploeg@schoolspecialty.com

Glenn Wiener
Investor Relations
920.243.5392
IR@schoolspecialty.com